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                                                              EXHIBIT 10.4



                              ASSIGNMENT AGREEMENT

         This Assignment Agreement (the "Assignment"), dated this 4th day of September, 1998, is made between Kelly Music & Entertainment Corp. (the "Assignor"), and Technology Horizons Corp., a Delaware corporation (the "Assignee").

         NOW, THEREFORE, in consideration of the promises, the agreements set forth below and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Assignor and the Assignee hereby agree as follows:

         1. The Assignor hereby assigns to the Assignee , its successors and assigns, to have and, to hold forever, all of the Assignor's right, title and interest in and to Assignor's 26.15% membership interest in CDKnet, LLC, which 26.15% represents all of Assignor's interest in and to CDKnet, LLC, along with all rights and benefits appurtenant thereto (the "Assignment"), immediately subsequent to which transfer Assignee will own, directly and indirectly, 100% of the membership interest in CDKnet, LLC. The 26,15% membership interest is assigned hereby free and clear of any and all liens and/or encumbrances.

         2. The consideration for the Assignment is $5,230,000, payable as follows:

                  a. $600,000 of the $911,630 in secured debt owed by Assignor to CDKnet, LLC (consisting of $883,509 in principal amount and $28,121 in interest) will be retired by CDKnet, LLC. CDKnet, LLC hereby agrees to extend the maturity date of the remaining $311,630 to and including December 31, 2003, and grants to Assignor the right to retire the debt at any time after December 31, 2000 and prior to maturity (unless earlier by mutual agreement) by assigning shares of Assignee back to Assignee at the value, for this purpose, of $5.50 per share.

                  b. The remaining $4,630,000 will be payable as follows:
Assignee hereby agrees to issue to Assignor 1,538,182 shares of the Common Stock of Assignee (valued for the purposes of this Assignment at $2.75 per share), and either $400,000 in cash, provided Assignee completes financings in which Assignee collects an aggregate of at least $2,500,000 within 12 months from the date hereof (which amount is payable promptly upon such financings), or $400,000 of the Commnon Stock of Assignor (valued for the purposes of this Assignment at $2.75 per share) in the event such financings do not take place, provided, however that the 1,538,182 shares will be issued on tho earlier of

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such financings or seven months from the date hereof. In the event of a cash payment, Assignor will provide Assignee with a list of Assignor's creditors to whom proceeds will be cut.

         3. From and after the date hereof, upon request of Assignee, Assignor shall do, execute, acknowledge and deliver all such further acts, assurances, deeds, assignments, transfers, conveyances, powers of attorney and other instruments and papers as may be reasonably required to sell, assign, transfer, convey and deliver to and vest in Assignee all the rights and interests hereby assigned and transferred to Assignee or intended so to be assigned and transferred.

         4. Nothing in this Assignment, express or Implied, is intended or shall be construed to confer upon, or give to, any person or entity other than die parties hereto and their respective successors and assigns, any remedy or claim under or by reason of this Assignment or any terms, covenants or conditions hereof, and all the terms, covenants and conditions, promises and agreements in this Assignment shall be for the sole and exclusive benefit of the parties hereto and their respective successors and assigns.

         5. Certain of the Shares to be delivered in accordance with this Agreement are to be registered with the Securities and Exchange Commission pursuant to the Registration Rights Agreement entered into simultaneous herewith. Except for such Shares when registered, the Shares shall bu imprinted with a legend restricting the transfer of the Shares unless the same is registered with the Securities and Exchange Commission under the Securities Act of 1933, as amended, or in the opinion of counsel, registration is not necessary, Assignor represents and warrants that he is receiving the Share for investment purposes and not with a view to, or in connection with, any distribution thereof in violation of any securities laws.

         6. This Agreement and the Registration Rights Agreement sets forth the entire agreement and understanding of the parties hereto in respect of the subject matter contained herein, and supersedes all prior agreements, promises, letters of intent, covenants, arrangements, communications, representations or warranties, whether oral of written, by any party hereto.

         IN WITNESS WHEREOF, the Assignor and the Assignee have caused this Assignment to be executed under seal as of the date first above written.



                                              KELLY MUSIC & ENTERTAINMENT CORP.



                                              By:
                                                  -----------------------------

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                                                    Robert L. Kelly, President


                                               By:
                                                  -----------------------------
                                                        Alvin Pock, Director


                                               TECHNOLOGY HORIZONS CORP.


                                               By:
                                                  -----------------------------
                                                  Name:
                                                        -----------------------
                                                  Title:
                                                        -----------------------

AGREED AND CONSENTED TO:

CDKNET, LLC


By:
    -----------------------------



CREATIVE TECHNOLOGY, LLC
By its Managing Member
Creative Music Products Corp.


By:
    -----------------------------